EXHIBIT I
                                                        JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other of the attached statement on Schedule 13D and to all amendments to such statement and that such Statement and all amendments to such statement is made on behalf of each of them.

     In addition the undersigned hereby appoints Lawrence B. Seidman as attorney-in-fact for the undersigned with authority to execute and deliver on behalf of the undersigned any and all documents (including any amendments thereto) required to be filed by the undersigned or otherwise executed and delivered by the undersigned pursuant to the Securities Exchange Act of 1934, as amended, all other federal, state and local securities and corporation laws, and all regulations promulgated thereunder.

     IN WITNESS WHEREOF, the undersigned hereby execute this agreement on October 5, 1998.
                                           Lawrence B. Seidman, Manager
                                           Seidman and Associates, L.L.C.


                                           Lawrence B. Seidman, Manager
                                           Seidman and Associates II, L.L.C.


                                           Lawrence B. Seidman, President
                                           of the Corporate General Partner
                                           Seidman Investment Partnership, L.P.


                                           Lawrence B. Seidman, Individually


                                           Richard Whitman, President
                                           The Benchmark Company, Inc.


                                           Richard Whitman, General Partner
                                           Benchmark Partners, LP



                                           Richard Whitman, Individually


                                           Lorraine DiPaolo,Individually


                                           Lawrence B. Seidman, Manager
                                           Kerrimatt, L.L.C.


                                           Lawrence Seidman, Investment
                                           Manager
                                           Federal Holdings, L.L.C.